SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

CORNERSTONE BANCORP, INC. /CT

(Exact name of Registrant as Specified in Charter)

Connecticut	0-25465	06-1524044
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Summer Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 356-0111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report

Cornerstone Bancorp, Inc.

Item 5.    Other Events.

On April 30, 2003, Cornerstone Bancorp, Inc. issued the attached press release reporting earnings for the calendar quarter ended March 31, 2003.

Exhibit Index		Page

99.	Press Release dated April 30, 2003	3

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 30, 2003	CORNERSTONE BANCORP, INC.

By     /s/    James P. Jakubek

          James P. Jakubek

          Executive Vice President